Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED BY “[XXXXX]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO OFFICE LEASE

This FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is made and entered into as of February 13, 2020, by and between KILROY REALTY,  L.P.,  a  Delaware limited partnership ("Landlord"), and AIRGAIN, INC., a California corporation ("Tenant").

R E C I T A L S :

A.Landlord and Tenant are parties to the Office Lease dated June 13, 2013 (the "Lease"),  pursuant  to which Tenant leases [XXXXX]  rentable square feet of space (subject to the remeasurement provisions of Section 2 below), commonly  known as Suite 150 (the "Premises") on the first (1st) floor of the building (the "Building") located at 3611 Valley Center Drive, San Diego California 92130.

B.The parties desire to amend the Lease on the terms and conditions set forth in this First Amendment.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Terms. All capitalized terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this First Amendment.

2.Remeasurement of Premises.Landlord and Tenant hereby acknowledge and agree that the Premises have been remeasured and that, notwithstanding any contrary provision contained  in  the Lease,  effective  as of July  1, 2020,  the  Premises  shall  be deemed  to contain [XXX] rentable  square  feet of space.  The rentable square footage of the Premises shall not otherwise be subject to remeasurement or modification during the "Extended Term" (as defined in

Section  4 below).

3.As-Is Condition of the Premises. Landlord and Tenant acknowledge that Tenant has been occupying the Premises pursuant to the Lease, and therefore Tenant  continues to accept the Premises in its presently existing, "as is" condition. Except as set forth in Section 7 below, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant further acknowledges that  neither  Landlord  nor any agent of Landlord has made any representation or warranty regarding the condition  of  the Premises, the Building, or the Project or with respect to the suitability  of the same for the conduct of Tenant's business.

KILROY REALTY

Kilroy Centre Del J\lm • [First Amendment] [Airgain, Inc.]

8 1 2329 .0 1/ \VLA

373647-0002312-I I -20/sv/sv

- 1

-

4.Extended Lease Term. Pursuant to the Lease, the Lease Term is scheduled to expire on June 30, 2020. Landlord and Tenant hereby agree to extend the Lease Term for a period of sixty-five (65) months, from July 1, 2020, through November 30, 2025 (the "Extended Term"), on the terms and conditions set forth in the Lease, as hereby amended by this First Amendment, unless sooner terminated as provided in the Lease.

5.	Base Rent.

5.1In General. Prior to July 1, 2020, Tenant shall continue to pay monthly installments of Base Rent for the Premises in accordance with the terms of the Lease. During the Extended Term, Tenant shall pay monthly installments of Base Rent for the Premises as follows, but otherwise in accordance with the terms of the Lease:

Monthly

MonthlyRental Rate Period DuringAnnualInstallmentper Rentable

Extended TermBase Rent* of Base Rent*Square Foot*

July 1, 2020 - June

30,2021$588,376.800$49,031.400[XXXX]

July 1, 2021 - June

30,2022$606,028.08$50,502.34[XXXX]

July 1, 2022 - June

30,2023$624,208.92$52,017.41[XXXX]

July 1, 2023 - June

30,2024$642,935.16$53,577.93[XXXX]

July 1, 2024 - June

30,2025$662,223.24$55,185.27[XXXX]

July 1, 2025 -

November 30, 2025NIA$56,840.83[XXXX]

* The initial Monthly Installment of Base Rent was calculated by multiplying  the  initial Monthly Rental Rate per Rentable Square Foot by the number of rentable square feet of  space in the Premises, and the Annual Installment of Base Rent was calculated by  multiplying the corresponding Monthly Installment of Base Rent by twelve (12). In all subsequent Base Rent payment periods during the Extended Term commencing on July 1, 2021, the calculation of Annual Base Rent (and Monthly Installment of Base  Rent) reflects an annual increase of three percent (3%).

◇	[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

KILROY REALTY

Kilroy Centre Del Mar [First Amendment) [Airgain, I nc.]

812329.01/ WLA

373647-00023/2-I 1-20/sv/sv

- 2

-

** The amounts identified in the column entitled "Monthly Rental Rate per Rentable Square Foot" are estimates and are provided for informational purposes only.

5.2Abated Base Rent. Provided that no event of default  is occurring  during the period commencing during the first [XXXXX] full calendar months of the Extended Term (i.e., [XXXXXXXXXXXXXXXXXXXX] (the “Base Rent Abatement Period”), Tenant shall not be obligated to pay any Base Rent otherwise attributable to the Premises during such Base Rent Abatement Period (the “Base Rent Abatement”).  Landlord and Tenant acknowledge that the aggregate amount of the Base Rent Abatement equals [XXX XXXXXXX XXXXXXX XXXXX XXXXXX XXXX XXX XX XXXXXX XXXX XXXX XXXX XXXX XXXXXXXXXX XXX  XXXX XXXX XXXXX  XXXXX XXX XX] Tenant acknowledges and agrees that during such Base Rent Abatement Period such abatement of Base Rent  for the Premises  shall have no effect  on the calculation of any future increases in Base Rent or Direct Expenses payable by Tenant pursuant to the terms of this Lease, which increases shall be calculated without regard to such Base Rent Abatement. Additionally, Tenant shall be obligated to pay all Additional Rent during the Base Rent Abatement Period. Tenant acknowledges and agrees that the foregoing Base Rent Abatement has been granted to Tenant as additional consideration for entering into this First Amendment, and for agreeing to pay the Base Rent and perform the terms and conditions otherwise required under the Lease, as amended. If Tenant shall be in default under the Lease, as amended,  and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to the Lease, as amended, or if the Lease, as amended, is terminated for any reason other than Landlord's breach of the Lease, as amended, then the dollar amount of the unapplied  portion  of the Base Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Base Rent applicable at the end of the Extended Term and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full. The foregoing Base Rent Abatement rights set forth in this Section  5.2 shall only apply to the extent  that the Original Tenant or a Permitted Transferee Assignee (and not any other assignee, or any sublessee or other transferee of the Original Tenant's interest in the Lease) is the Tenant under the Lease, as amended, during such Base Rent Abatement Period.

6.Direct Expenses.  During the Extended Term, Tenant shall continue to pay Tenant's Share of Direct Expenses in accordance with the terms of the Lease; provided, however, effective as of  [XXXX XXXX XXXXX XXXX XXXX XXXXXX XXXX] and (ii) Tenant's Share shall be deemed to equal [XXXX] provided further, that electricity to the Premises is separately metered and  directly paid by Tenant to the applicable utility provider or, at Landlord's option, to Landlord. Notwithstanding the foregoing or anything to the contrary in the Lease, [XXXXX XXXXX XXXXXX XX XXXXXXX XXXXXXXXXX XXXXXXXX XXXXXX XXX XXX XXXX X   XXXXXX X X XX  XXX  XXX  XXXX  XXXX  XXXX XXXXX XXX  XXX].

7.First Amendment Allowance.  Notwithstanding any provision to the contrary contained herein, Tenant shall be entitled to a one-time tenant improvement allowance (the "First Amendment Allowance") in an aggregate amount equal to [XXXXXXXX XXXXX XXXX XXXX XXXXXXXXXXXXXXXX XX  X XXXXXXXXXXXXXXX X XX  XXXXXX XX XXXX XXX] foot of the Premises), for the costs relating to the initial design and construction of Tenant's Improvements that are permanently affixed to the Premises (the "First Amendment Improvements"). Notwithstanding the foregoing, Tenant may use up to [XXXXXX] of the First

KILROY REALTY

Kilroy Centre Del Mar [First Amendment) [Airgain, I nc.]

812329.01/ WLA

373647-00023/2-I 1-20/sv/sv

- 3

-

Amendment Allowance [XXXXXXXX XXXXX XXXX XX XXXXXXXX], for the soft costs of the First Amendment Improvements, and for the purchase and installation of furniture, fixtures and equipment. In no event shall Landlord be obligated to make disbursements from the First Amendment Allowance prior to July 1, 2020, nor for costs which are unrelated to the First Amendment Improvements or in a total amount which exceeds the First Amendment Allowance. Except as otherwise provided in this Section 7, Tenant shall perform the First Amendment Improvements at its sole cost and expense and in accordance with the terms and conditions of Articles 8 and 2. of the Lease. Subject to the provisions of this Section 7 above, following the completion of, and payment for, the First Amendment Improvements in accordance with Articles 12 and 2. of the Lease, Landlord shall deliver a check made payable to Tenant in payment for the applicable portion of the First Amendment Allowance, provided that (i) if applicable, Tenant's architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the First Amendment Improvements has been completed, (ii) Tenant delivers to Landlord properly executed unconditional mechanic's lien releases in compliance with both California Civil Code Section 8134 and Section 8138, (iii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building, and (iv) Tenant delivers to Landlord all invoices, marked as having been paid, from all general contractors, subcontractors, laborers, materialmen, and suppliers used by Tenant for labor rendered and materials delivered to the Premises in connection with the First Amendment Improvements. Additionally, upon July 1, 2021, any portion of the First Amendment Allowance which has not been previously disbursed or requested to be disbursed shall be retained by Landlord, and Tenant shall have no right to use such amount for any remaining improvements or alterations, nor as a rent credit or a cash allowance or for any other purpose.

8.Letter of Credit. Landlord and Tenant hereby acknowledge and agree that notwithstanding the obligations of Article 21 of the Lease, Tenant never actually delivered to Landlord the L-C required thereunder, and accordingly Landlord is currently not in possession of the L-C otherwise required by the terms and conditions of Article 21 of the Lease. Landlord and Tenant further acknowledge and agree that the L-C related obligations as set forth in such Article 21 of the Lease remain in full force and effect and, accordingly, concurrently with Tenant's execution of this First Amendment, and as a condition to the full effectiveness of this First Amendment (the "L-C Delivery Condition"), Tenant shall deliver to Landlord the   required L-C in the initial amount of [XXXXXXX] (the "L-C Amount") in substantially the form of Exhibit G attached to the Lease, pursuant to the terms and conditions of Article 21 of the Lease; provided, however, (i) all references to the "Lease Term" in such Article 21 shall be deemed to include the Extended Term, (ii) the initial L-C Amount shall be [XXXXXXX], and (iii) Section 21.3.2 of the Lease shall be amended and restated in its entirety as follows:

KILROY REALTY

Kilroy Centre Del Mar [First Amendment) [Airgain, I nc.]

812329.01/ WLA

373647-00023/2-I 1-20/sv/sv

- 4

-

21.3.2 Reduction of L-C Amount. To the extent that Tenant is  not  in default under this Lease (beyond the applicable notice and cure period set forth in this Lease), the L-C Amount shall be reduced as follows:

Date of Reduction	L-C Amount
[XXXXXXXXXXXX]	[XXXXXXXXXXXX]
[XXXXXXXXXXXX]	[XXXXXXXXXXXX]
[XXXXXXXXXXXX]	[XXXXXXXXXXXX]

Notwithstanding anything to the contrary set forth in this Section 21.3.1.2, in no event shall the L-C Amount as set forth above decrease during any period in which Tenant is in default under this Lease, but such decrease shall take place retroactively after such default is cured, provided that no such decrease shall thereafter take effect in the event this Lease is terminated early due to such default by Tenant.

9.[XXXXXXXXXXXXX]    Notwithstanding anything to the contrary in the Lease, Section 2.2 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

10.Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than [XXXXXXXXXX],  representing Tenant, and [XXXXX], representing Landlord (collectively, the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. Landlord shall pay a commission to the Brokers in connection with this First Amendment pursuant to a separate agreement between Landlord and each of the Brokers. The terms of this Section 10 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.

11.California Accessibility Disclosure.    For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the

KILROY REALTY

Killoy Centre Del 1'vla1 [First Amendment] [Airgain, Inc.]

812.129 0lil\!LA

373647-0002.112-I 1-20/sv/sv

time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp designated by Landlord, subject to Landlord's reasonable rules and requirements; (b) Tenant, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Project (outside  the Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs.

12.Prohibited Persons; Foreign Corrupt Practices Act and Anti-Money Laundering. Neither Tenant nor its members, partners or other equity holders, and none of its officers, directors or managers is, nor prior to or during the Lease Term, will they become a person or entity with whom U.S. persons or entities are restricted from doing business under (a) the Patriot Act (as defined below), (b) any other requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury ("OFAC") (including any "blocked" person or entity listed in the Annex to Executive Order Nos. 12947, 13099 and 13224 and any modifications thereto or thereof or any other person or entity named on OFAC's Specially Designated Blocked Persons List) or (c) any other U.S. statute, Executive Order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action (collectively, "Prohibited Persons"). Prior to and during the Lease Term, Tenant, and to Tenant's knowledge, its employees and any person acting on its behalf have at all times fully complied with, and are currently in full compliance with, the Foreign Corrupt Practices Act of 1977 and any other applicable anti-bribery or anti-corruption laws. Tenant is not entering into this First Amendment, directly or indirectly, in violation of any laws relating to drug trafficking, money laundering or predicate crimes to money laundering. As used herein, "Patriot Act" shall mean the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) and all other statutes, orders, rules and regulations of the U.S. government and its various executive departments, agencies and offices interpreting and implementing the Patriot Act.

13.Signatures. The parties hereto consent and agree that this First Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party's handwritten signature. The parties further consent and agree that ( l) to the extent a party signs this First Amendment using electronic signature technology, by clicking "SIGN", such party is signing this First Amendment electronically, and (2)  the electronic  signatures  appearing on this First Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

14.No Further Modification. Except as specifically set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the

KILROY REALTY

Killoy Centre Del 1'vla1 [First Amendment] [Airgain, Inc.]

812.129 0lil\!LA

373647-0002.112-I 1-20/sv/sv

terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall prevail.

[SIGNATURES FOLLOW ON NEXT PAGE]

KILROY REALTY

Killoy Centre Del 1'vla1 [First Amendment] [Airgain, Inc.]

812.129 0lil\!LA

373647-0002.112-I 1-20/sv/sv

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD"KILROY REALTY, L.P.,

a Delaware  limited partnership

By:	Kilroy Realty Corporation, a Maryland corporation

Its: General Partner

By:  /s/ Nelson Ackerly  2/13/2020

Name:  Nelson Ackerly_

Its: Senior Vice President, San Diego

By: /s/ Michael Nelson  2/13/2020

Name: Michael Nelson

Its:  VP, Asset Management San Diego

"TENANT"AIRGAIN, INC.,

a California corporation

By:  /s/Jacob Suen  2/13/2020

Name:Jacob Suen Its:CEO & President

KILROY REALTY

Killoy Centre Del 1'vla1 [First Amendment] [Airgain, Inc.]

812.129 0lil\!LA

373647-0002.112-I 1-20/sv/sv